                                                                 EXHIBIT 10.3(a)

                           EIGHTH AMENDMENT TO LEASE

     This Eighth Amendment to Lease is dated this ___ day of June 1997 between Orchard Ridge Office Park Limited Partnership, a Michigan limited partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48224 ("Landlord") and Complete Business Solutions, Inc., a Michigan corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48224 ("Tenant"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Lease, as modified by any prior amendments thereto.

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and First, Second, Third, Fourth, Fifth, Sixth and Seventh Amendments to said Lease for Suites 110, 115, 120, 125, 130, 140, and 195 (collectively "Leased Premises") of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the rental of additional spaces located on the third floor of the east-wing more particularly described as Suites 305-308.

     NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledge and accepted, the parties hereby agree as follows:

     1. Paragraph 1 of the Lease is amended to reflect that at such time as Landlord shall deliver possession of Suites 305 and 308, Substantially Complete in accordance with the Floor Plans attached as Exhibit A, the Leased Premises shall thereupon be composed of Suites 110, 115, 120, 125, 130, 140, 195, 250, 305 and 308. It is acknowledged and agreed between the parties that at such time as Suites 305 and 308, consisting of 6,093 square feet shall be delivered to Tenant, the Leased Premises shall consist of 48,182 square feet constituting 40.8% of the Building.

     2. Paragraph 2 of the Lease is amended to provide for a Lease Term for Suite 305 and 308 to commence on June 1, 1997 or such earlier date as Landlord shall deliver Suite 305 and 308 to Tenant. The lease term for the entire Leased Premises shall end on June 15, 2003. Rent for any partial month shall be prorated ratably.

     3. Paragraph 3 of the Lease is amended to reflect that Tenant shall pay Landlord an aggregate Rent over the entire Term of the Lease inclusive of this Eighth Amendment to Lease in monthly installments specified on the Schedule of Rents attached hereto as Exhibit B, which Schedule of Rent reflects inclusion of Suites 305 and 308 in the amounts specified in Exhibit B.

     4. Beginning on the earlier of June 1, 1997, or on the date Landlord shall deliver Suite 305 and 308 to Tenant Substantially Complete in accordance with the Floor Plans attached as Exhibit A, the Schedule of Rents is and shall be as set forth on the attached Schedule of Rents to Eighth Amendment to Lease. In the event Suites 305 and 308 shall be delivered to Tenant prior to or after June 1, 1997, Tenant shall either pay landlord or receive a credit in the amount of $321.58 for each day prior to or after June 1, 1997, before or after which Suites 305 and 308 are delivered to Tenant, as the case may be.

     5. Exhibit A of the Lease is amended to include the attached Floor Plans for Suite 305 and 308 for which Landlord will perform certain improvements using building standard materials, as shown on the attached Floor Plans and for which Tenant shall reimburse Landlord fifty percent (50%) of Landlord's bill to Tenant for such improvements but in no event will the amount owing from Tenant for its share of improvements exceed $50,000. Tenant shall pay Landlord upon the signing of this agreement an initial payment of $25,000 for its share of improvements and the balance owing upon delivery of Suite 305 and 308. Any improvements which are not building standard and are not indicated on the attached Floor Plans, shall be paid one hundred percent (100%) by Tenant.

     6. Both parties acknowledge that as of this date each party has fulfilled all obligations under the Lease, excluding those obligations that Tenant may have to fulfill for 1997 Property Taxes as outlined in Paragraph 27 of the Lease, and there is no circumstances which with or without the providing of notice would constitute a default by either party hereunder. The parties acknowledge and agree that, notwithstanding anything to the contrary contained in this or any prior Amendments or the Lease, Tenant shall not be required to extend the term of the Lease with respect to any future space expansions and Landlord shall not be required to offer Tenant any future space expansions.

     7. Tenant currently has seven (7) reserved parking spaces assigned to them. When Intellivoice vacates the Building, Landlord shall assign to Tenant two (2) of the reserved parking spaces currently assigned to Intellivoice. Accordingly, the Lease is hereby amended to reflect that Tenant shall now have the right to nine (9) reserved parking spaces instead of ten (10).

     8. Upon the expiration of the lease for Intellivoice or upon Intellivoice vacating its suite should this occur first, Landlord shall allow Tenant the right to erect an illuminated sign on the exterior of the building in the location of the current "Intellivoice" sign under the terms and conditions previously outlined in Paragraph 33 of the Lease and to the extent that Tenant shall lease the Intellivoice space, no other sign will be erected on the east side of the Building.

     9. As additional reimbursement to Landlord, Tenant shall reimburse Landlord monthly for electricity at $0.50 per square foot per year. Landlord will not bill Tenant for any extraordinary electrical energy provided under Paragraph 36.b of the Lease. If Landlord needs to add additional power, panels, and circuitry to the building, including additional risers and other equipment as a result of the Tenant's electrical usage then Tenant shall bear the entire cost involving extraordinary electrical demands.

     10. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Eighth Amendment to Lease has been executed by the parties hereto as of the day and year first above written.


WITNESSES:                "LANDLORD"
                          ORCHARD RIDGE OFFICE PARK LIMITED
                          PARTNERSHIP, a Michigan corporation

                          By:
                             -----------------------------------
-------------------
                          Its:
                              ----------------------------------


WITNESSES:                "TENANT"
                          COMPLETE BUSINESS SOLUTIONS, INC., a
                          Michigan corporation


                          By:
                             -----------------------------------
-------------------
                          Its:
                              ----------------------------------

                                   EXHIBIT A
                                   FLOOR PLAN

                                   Suite 305

                                   EXHIBIT A
                                   FLOOR PLAN

                                   Suite 308

                                   EXHIBIT B
                 SCHEDULE OF RENTS TO EIGHTH AMENDMENT TO LEASE


----------------------------------------------------------------------------------------
            PERIOD                       PRIOR     SUITE 305 & 308      TOTAL
            COVERED                  MONTHLY RENT  MONTHLY RENT       MONTHLY RENT
----------------------------------------------------------------------------------------
          06/01/1997 thru 05/31/1998   52,821.51       9,647.25        62,468.76
          06/01/1998 thru 05/31/1999   63,551.83      10,129.61        73,681.44
          06/01/1999 thru 05/31/2000   66,542.84      10,637.36        77,180.20
          06/01/2000 thru 05/31/2001   69,173.41      11,170.50        80,343.91
          06/01/2001 thru 05/31/2002   71,803.96      11,729.03        83,532.99
          06/01/2002 thru 05/31/2003   74,434.53      12,318.02        86,752.55
          06/01/2003 thru 06/15/2003   37,266.30       6,446.20        43,732.50

                            NINTH AMENDMENT TO LEASE

     This Eighth Amendment to Lease is dated this ___ day of June 1997 between Orchard Ridge Office Park Limited Partnership, a Michigan limited partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48224 ("Landlord") and Complete Business Solutions, Inc., a Michigan corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48224 ("Tenant"). Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Lease, as modified by any prior amendments thereto.

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Amendments to said Lease for Suites 110, 115, 120, 125, 130, 140, 195, 305 and 308 (collectively "Leased Premises") of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the rental of additional spaces located on the first floor of the west-wing more particularly described as Suites 100.

     NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledge and accepted, the parties hereby agree as follows:

     1. This Ninth Amendment to Lease is contingent upon the current tenant of Suite 100, Bridgewall Construction Company, Inc., moving out on midnight June 29, 1997 or before and making Suite 100 available to Tenant to lease from Landlord. Upon such occurrence, Tenant will immediately take possession of Suite 100 on June 30, 1997 or before and sign an Estoppel Letter for Suite 100. This Ninth Amendment will be null and void in the event Bridgewall
Construction Company, Inc. does not move out by midnight June 29, 1997 and neither party shall have any obligations to the other as a result of Bridgewall's failure to vacate the premises.

     2. Paragraph 1 of the Lease is amended to reflect that at such time as Landlord shall deliver possession of Suite 100, the Leased Premises shall thereupon be composed of Suites 110, 115, 120, 125, 130, 140, 195, 250, 305,
308 and 100. It is acknowledged and agreed between the parties that at such time as Suites 100, consisting of 1,850 square feet shall be delivered to Tenant, the Leased Premises shall consist of 50,032 square feet constituting 42.4% of the Building.

     2. Paragraph 2 of the Lease is amended to provide for a Lease Term for Suite 100 to commence on June 30, 1997 or such earlier date as Landlord shall deliver

Suite 100 to Tenant. The lease term for the entire Leased Premises shall end on June 15, 2003. Rent for any partial month shall be prorated ratably.

     3. Paragraph 3 of the Lease is amended to reflect that Tenant shall pay Landlord an aggregate Rent over the entire Term of the Lease inclusive of this Ninth Amendment to Lease in monthly installments specified on the Schedule of Rents attached hereto as Exhibit B, which Schedule of Rent reflects inclusion of Suites 100 in the amounts specified in Exhibit B.

     4. Beginning on the earlier of June 30, 1997 or before, the Schedule of Rents is and shall be as set forth on the attached Schedule of Rents to Ninth Amendment to Lease. In the event Suite 100 shall be delivered to Tenant prior to June 30, 1997, Tenant shall either pay landlord the amount of $150 for each day prior to June 30, 1997.

     5. Exhibit A of the Lease is amended to include the attached Floor Plans for Suite 100 for which Landlord will accept the suite in its "as is" condition.

     6. Tenant acknowledge that as of this date Landlord has fulfilled all obligations under the Lease and there is no circumstances which with or without the providing of notice would constitute a default by Landlord hereunder.

     7. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Ninth Amendment to Lease has been executed by the parties hereto as of the day and year first above written.


WITNESSES:            "LANDLORD"
                      ORCHARD RIDGE OFFICE PARK LIMITED
                      PARTNERSHIP, a Michigan corporation

                      By:
                         ----------------------------------
-----------------
                      Its:
                          ---------------------------------


WITNESSES:            "TENANT"
                      COMPLETE BUSINESS SOLUTIONS, INC., a
                      Michigan corporation

                      By:
                         ----------------------------------
-----------------
                      Its:
                          ---------------------------------

                                   EXHIBIT A
                                   FLOOR PLAN

                                   Suite 100

                                   EXHIBIT B
                 SCHEDULE OF RENTS TO NINTH AMENDMENT TO LEASE


-------------------------------------------------------------------------------------
            PERIOD                         PRIOR      SUITE 305 & 308     TOTAL
            COVERED                     MONTHLY RENT    MONTHLY RENT    MONTHLY RENT
-------------------------------------------------------------------------------------
          06/29/1997 thru 06/30/1997                        150.00           150.00
          07/01/1997 thru 05/31/1998      62,468.76       4,500.00        66,968.76
          06/01/1998 thru 05/31/1999      73,681.44       4,725.00        78,406.44
          06/01/1999 thru 05/31/2000      77,180.20       4,961.25        82,141.44
          06/01/2000 thru 05/31/2001      80,343.91       5,209.31        85,553.22
          06/01/2001 thru 05/31/2002      83,532.99       5,469.78        89,002.77
          06/01/2002 thru 05/31/2003      86,752.55       5,743.27        92,495.82
          06/01/2003 thru 06/15/2003      43,732.50       3,015.22        46,747.72